SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                -------------------------------------------------
                                 March 24, 2004


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-26694                                        93-0945003
     ------------------------                  ---------------------------------
     (Commission file number)                  (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah                    84010
         ----------------------------------------                ----------
         (Address of principal executive offices)                (Zip code)


                                 (801) 298-3360
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              (Registrant's telephone number, including area code)



                   This document contains a total of 4 pages.

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Item 5. Results of Operations and Financial Conditions

         On March 24, 2004 the Registrant issued a news release describing its consolidated financial results for the fourth quarter and year-ended December 31, 2003. That news release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                  Number                Description
                  ------                -----------

                  99.1     News release describing quarterly results

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.



Date: March 24, 2004             By   /s/ Jeffrey M. Soinski
                                    --------------------------------------------
                                    Jeffrey M. Soinski
                                    President, Chief Executive Officer, Director

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